Exhibit 10.2

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Cal1 / Coll	Account	Officer	Initials
$1,500,000.00	08-15-2013	02-05-2015	0000000042		1060429681	NFRI2

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	CORGENIX MEDICAL CORPORATION	Lender:	BANK OF THE WEST
	11575 MAIN ST #400		SME BBC Northern Front Range #21193
	BROOMFIELD, CO 80020		12000 North Washington
Thornton, CO 80241

Principal Amount: $1,500,000.00	Date of Agreement: November 4, 2014

DESCRIPTION OF EXISTING INDEBTEDNESS.

Promissory Note dated August 15, 2013 with an original principal amount of $1,500,000.00.

DESCRIPTION OF COLLATERAL.

Commercial Security Agreement dated August 15, 2013.

DESCRIPTION OF CHANGE IN TERMS.

Extension of Maturity Date. Consistent with our existing periodic payment arrangement, the Maturity Date of the Promissory Note shall be extended to February 5, 2015.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

CORGENIX MEDICAL CORPORATION

By:		By:
	DOUGLASS T SIMPSON, President & CEO of		WILLIAM H CRITCHFIELD, Senior Vice President
	CORGENIX MEDICAL CORPORATION		Operations & Finance & Chief Financial Officer of
CORGENIX MEDICAL CORPORATION

LaserPro, Ver 14.3.10.003 Copr. D+H USA Corporation 1997, 2014. All Rights Reserved.   - CO P:\CFI\LPL\D20C FC   TR-119379   PR-86